UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 01, 2024

Aveanna Healthcare Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40362	81-4717209
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Interstate North Parkway SE
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 441-1580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVAH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On November 1, 2024, the Board of Directors (the “Board”) of Aveanna Healthcare Holdings Inc. (the “Company”) appointed Brent Layton to serve as a Class III director and as a member of the Audit Committee of the Board (the “Audit Committee”), to fill a vacancy. Mr. Layton will serve as a director until the Company’s 2027 Annual Meeting of Stockholders and until his successor shall have been elected and qualified, subject to his earlier death, resignation, retirement, disqualification or removal.

Brent Layton, age 57, currently serves as Chief Executive Officer of Sharecare, a digital healthcare company that delivers software and tech-enabled services to stakeholders across the healthcare ecosystem. He has served in this role since January 2024. Mr. Layton previously held various positions at Centene Corporation for over twenty years, most recently as the President and Chief Operating Officer. In terms of board experience, Mr. Layton serves as chairman of the board for Homeward. He also serves as a director for an Atlanta, Georgia based non-profit, City of Refuge. Mr. Layton earned his bachelor’s degree in political science and government from the University of Georgia.

There are no arrangements or understandings between Mr. Layton and any other person pursuant to which Mr. Layton was appointed as a director of the Company. The Board has determined that Mr. Layton is independent under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market.

The Company has not engaged in any transaction, or any currently proposed transaction, in which Mr. Layton had or will have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

Mr. Layton will participate in the standard non-employee director compensation arrangements described under the section entitled “Executive Compensation—Director Compensation” in the Company’s annual Proxy Statement, dated April 1, 2024, filed with the SEC pursuant to Rule 14(a) of the Securities Act of 1934 (File No. 001-40362).

A copy of the press release announcing Mr. Layton’s appointment as a director is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated November 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEANNA HEALTHCARE HOLDINGS INC.

Date:	November 4, 2024	By:	/s/ Jeff Shaner
Jeff Shaner Chief Executive Officer (Principal Executive Officer)